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                                                                    EXHIBIT 99.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINICIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


        In connection with the accompanying Form 10-Q of BrightStar Information Technology Group, Inc. for the quarterly period ended March 31, 2003, I Joseph A. Wagda, CEO and Paul C. Kosturos, Principal Accounting Officer, of BrightStar Information Technology Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Form 10-Q for the quarterly period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.



Date: May 14, 2003               BY:    /s/ Joseph A. Wagda
                                     -------------------------------------------
                                      Joseph A. Wagda
                                      Chairman and Chief Executive Officer

                                 BY:    /s/ Paul C. Kosturos
                                     -------------------------------------------
                                      Paul C. Kosturos
                                      Vice President - Finance,
                                      Principal Accounting Officer and Secretary